SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Strategic High Yield Tax-Free Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectuses.
Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund through September 30, 2021. Began managing the fund in 2014.
Chad H. Farrington, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
Michael J. Generazo, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
Matthew J. Caggiano, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund effective October 1, 2021.
Peter Aloisi, CFA, Portfolio Manager Fixed Income. Portfolio Manager of the fund effective October 1, 2021.
Please Retain This Supplement for Future Reference
July 8, 2021
PROSTKR21-48